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                                                                  Exhibit 23.2.1

                        CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the incorporation of our report, dated September 27, 1999, included in this Form 10-K in the previously filed Registration Statement of International Fuel Technology, Inc. on Form S-8 (No. 333-96261).

/s/ McGladrey & Pullen, LLP

Las Vegas, Nevada
May 9, 2000